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                                                                    Exhibit 99.1










                    PROPERTY OPERATING INCOMES - BUDGET 2001

                      ARE PRESENTED ON THE FOLLOWING PAGES

                       IN ACCORDANCE WITH AUSTRALIAN GAAP.

                    ALL AMOUNTS ARE EXPRESSED IN US DOLLARS.